UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 12, 2026

Jackson Financial Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40274	98-0486152

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1 Corporate Way, Lansing, Michigan	48951
(Address of principal executive offices)	(Zip Code)

(517) 381-5500

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Exchange on Which Registered

Common Stock, Par Value $0.01 Per Share	JXN	New York Stock Exchange

Depositary Shares, each representing a 1/1,000th interest in a share of Fixed-Rate Reset Noncumulative Perpetual Preferred Stock, Series A	JXN PRA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 12, 2026, the Board of Directors (the “Board”) of Jackson Financial Inc. (“JFI” or the “Company”) elected Donald C. Templin as a new director of the Company for a term to end at the Company’s 2027 Annual Meeting of Shareholders. Mr. Templin was elected to fill the vacancy relating to Gregory Durant’s resignation earlier this year. At the same time, Mr. Templin was also appointed to serve as a member of the Board’s Audit Committee and Compensation Committee. He joins Mr. Russell Noles in qualifying as an audit committee financial expert under the applicable SEC rules. The Board determined that Mr. Templin also qualifies as an independent director under the New York Stock Exchange listing standards and the heightened independence standards applicable to audit and compensation committee members.

Mr. Templin is the former Executive Vice President and Chief Financial Officer of Voya Financial, Inc. Prior to Voya, at Marathon Petroleum Corporation he held senior leadership roles, including Executive Vice President and Chief Financial Officer. His earlier career includes a long tenure as a certified public accountant at PricewaterhouseCoopers LLP, culminating in his role as Managing Partner of the Audit Practice in Georgia, Alabama and Tennessee. In the past 13 years, Mr. Templin has served as an independent director on three public company boards, of which he was an audit committee member for two of those boards. Mr. Templin holds a B.A. in Accounting from Grove City College.

Mr. Templin, as a non-employee director, will receive director compensation in accordance with the Company’s non-employee annual director compensation program. The director compensation program consists of an annual cash retainer of $125,000, an annual equity grant with a value of $185,000, and additional cash compensation for service, if applicable, as chair of a committee. Mr. Templin’s compensation will be prorated for any partial year of service. There are no arrangements or understandings between Mr. Templin and any other person pursuant to which he was elected as a director.

The Company and Mr. Templin will enter into an indemnification agreement, to be dated and effective October 12, 2026, which will provide him with contractual rights to indemnification and expenses. There are no related person transactions reportable under Item 5.02 of Form 8-K and Item 404(a) of Regulation S-K.

Item 7.01. Regulation FD Disclosure.

A copy of the Company's press release announcing Mr. Templin’s election as a director is attached hereto as Exhibit 99.1.

The information in Exhibit 99.1 shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act, except as shall be expressly set forth in such a filing.

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SAFE HARBOR

The information in this report contains forward-looking statements about future events and circumstances and their effects upon revenues, expenses and business opportunities. Generally speaking, any statement in this report not based upon historical fact is a forward-looking statement. Forward-looking statements can also be identified by the use of forward-looking or conditional words, such as “could,” “should,” “can,” “continue,” “estimate,” “forecast,” “intend,” “look,” “may,” “expect,” “believe,” “anticipate,” “plan,” “predict,” “remain,” “future,” “confident” and “commit” or similar expressions. In particular, statements regarding plans, strategies, prospects, targets and expectations regarding the business and industry are forward-looking statements. They reflect expectations, are not guarantees of performance and speak only as of the dates the statements are made. We caution investors that these forward-looking statements are subject to known and unknown risks and uncertainties that may cause actual results to differ materially from those projected, expressed or implied. Other factors that could cause actual results to differ materially from those in the forward-looking statements include those reflected in Part I, Item 1A. Risk Factors and

Part II, Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations in our Annual Report on Form 10-K for the year ended December 31, 2025, as filed with the U.S. Securities and Exchange Commission (the “SEC”) on February 24, 2026, and elsewhere in the Company’s reports filed with the SEC. Except as required by law, Jackson Financial Inc. does not undertake to update such forward-looking statements. You should not rely unduly on forward-looking statements.

WEBSITE INFORMATION

Visit investors.jackson.com to view information regarding Jackson Financial Inc. We routinely use our investor relations website as a primary channel for disclosing key information to our investors. We may use our website as a means of disclosing material, non-public information and for complying with our disclosure obligations. Accordingly, investors should monitor our investor relations website, in addition to following our press releases, filings with the SEC, public conference calls, presentations, and webcasts. We and certain of our senior executives may also use social media channels to communicate with our investors and the public about our Company and other matters, and those communications could be deemed to be material information. The information contained on, or that may be accessed through, our website, our social media channels, or our executives’ social media channels is not incorporated by reference into and is not part of this report.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release announcing Mr. Templin’s election, dated October 14, 2026.
104	Cover Page Interactive Data File (the coverage page XBRL tags are embedded within the Inline XBRL Document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

JACKSON FINANCIAL INC.

	By:	/s/ Carrie L. Chelko

Carrie L. Chelko
Executive Vice President and General Counsel
Date: October 14, 2026